UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

The RHJ Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017 (Unaudited)

SHAREHOLDERS’ LETTER

RHJ Funds Annual Report

Fiscal 2017 was memorable on every different level.

The year started with the highly improbable election of Donald Trump, which catalyzed the largest post-election rally in history. And, the stock market never looked back. During the period, the S&P 500 and Russell 2000 indices returned 24% and 28% respectively, including dividends. The large cap benchmark registered gains in 11 of 12 months.

Although this result is about as steady as it gets in financial markets, the narrative for stocks and the drivers of performance were very fluid. In many ways the financial fiscal year played out as three separate acts with an encore.

The first phase of the rally was borne out of the post-election (financial) euphoria. The primary focus at the time was on the investment potential of tax reform, infrastructure investment, and the structural deregulation of the government and economy; the positive sentiment reinforced by a Republican-controlled Congress. This resulted in a sharp cyclical rotation into commodity, industrial, and financial stocks that was deemed the “Trump Trade” and catalyzed a four-month, double-digit rally for large and small cap stocks.

With markets up so much, so quickly, it didn’t take long for investors to question the drivers of the ascent. The real jolt came when it became clear just how complicated it was going to be to repeal and replace Affordable Care Act. The concern, of course, was what the pushback portended for future legislation. It also marked the beginning of the end of the “Trump Trade”.

The surprise, however, was that markets pivoted rather than panicked, which paved the way for the next phase of the advance. While gains were more muted, the S&P 500 and the Russell 2000 continued to climb through the spring and summer. But, this time investors shunned cyclicals and piled into a narrow group of expensive growth stocks that drove the market higher. This was evident in large cap by the extreme outperformance of the FANG (Facebook, Amazon, Netflix, Google) stocks. In small cap, biotech stocks led the market higher and gained over 20% between March and August compared with low-to-mid-single-digit returns for the relevant benchmarks.

In September, the script changed for a third time as different pieces fell into place to reignite the cyclical reflation trade. The sentiment started with strong economic data, which included the best Gross Domestic Product (GDP) report in two years, and the best manufacturing survey in six years, in successive weeks. It was furthered later in the month by a well-toned Federal Open Market Committee (FOMC) communiqué that growth was strong and inflation understated. But, the biggest impetus for the

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017 (Unaudited)

(reflationary) rotation was President Trump’s first tax reform outline and speech that provided the perfect encore to a year of huge gains.

On one hand, it is hard to complain about a year in which benchmark returns exceeded 20% with muted volatility. But, there is also a fine line between a resilient market and a complacent one, and the latter makes us very uncomfortable. Lost amid the fervor of the past 12 months were dismal approval ratings for the new President, the appointment of a special counsel to investigate collusion with a foreign government, violent domestic protests, and (nuclear) military provocations. Unlike previous years, the Federal Reserve increased interest rates three times in four quarters with every indication for another hike in December.

In this context, our belief is that the stock market is at a critical juncture. With small cap growth stocks trading at 25x trailing earnings, equities need a continued strong and sustainable economic underpinning to broaden the advance, support valuation, and to reconnect the market with earnings and cash flows.

RHJ SMID Cap Portfolio

As of October 31, 2017	6 Months	Calendar YTD	1 Year
RHJ SMID Cap Portfolio	4.28%	10.38%	22.05%
Russell 2500 Index	7.80%	12.72%	24.68%
Russell 2500 Growth Index	11.13%	20.16%	30.07%

For the year ended October 31, 2017, the RHJ SMID Cap Portfolio (the “Fund”) returned 22.05%, underperforming the Russell 2500 Index return of 24.68%.

With the continued outperformance of expensive, high-beta Biotech names, Health Care was again a very difficult sector for the Fund. While the overweight position (17% vs. 11%) was a positive, the names within the Fund’s sector were up only 5% compared to 33% for the index sector. Materials, up 31%, was also a top performing sector for the index and the Fund’s lack of exposure was a negative. While our overweight to Industrials (25% vs. 16%) was a positive, the Fund names lagged with a 28% return, 3% below the index sector.

On a positive note, the one Real Estate holding in the Fund was up 30%, compared to 8% for the benchmark. Our 2% exposure to Energy was half that of the index sector but our Fund names were up 5%, compared to -9% for the index. Lastly, within the market-weighted (13%) Consumer Discretionary sector, the Fund holdings were up 25% vs. 21% for the index.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017 (Unaudited)

RHJ Small Cap Portfolio

As of October 31, 2017	6 Months	Calendar YTD	1 Year
RHJ Small Cap Portfolio	2.86%	7.31%	14.49%
Russell 2000 Index	8.01%	11.89%	27.85%
Russell 2000 Growth Index	10.56%	18.62%	31.00%

The RHJ Small Cap Portfolio (the “Fund”) returned 14.49% for the year ended October 31, 2017, underperforming the Russell 2000 Index return of 27.85%.

Health Care was once again responsible for the bulk of the relative underperformance to the benchmark. While the overweight position (17% vs. 14%) was a positive, the names within the Fund sector were up only 1% compared to a remarkable 38% for the index sector. While our overweight to Industrials (22% vs. 15%) was also a positive, the Fund names lagged with a 22% return, compared to 36% for the index sector. Within the overweight (14% vs. 12%) Consumer Discretionary sector, the Fund holdings were up 8% vs. 21% for the index.

On a good note, our lack of exposure to both Real Estate and Utilities (7% and 4% of the benchmark respectively) was additive to relative performance. Within the significantly underweight Financials sector (8% vs. 19% of the index), stock selection was very strong with 39% return, 7% ahead of the benchmark.

RHJ Micro Cap Portfolio

As of October 31, 2017	6 Months	Calendar YTD	1 Year
RHJ Micro Cap Portfolio	10.77%	15.53%	30.68%
Russell Microcap Index	9.44%	10.99%	29.52%
Russell Microcap Growth Index	9.95%	14.09%	25.96%

The RHJ Micro Cap Equity Portfolio (the “Fund”) posted a return of 30.68% for the year ending October 31, 2017, outperforming the Russell Microcap Index return of 29.52%.

Similarly to last year, the Micro cap fund performed much better on an absolute and relative basis than its larger counterparts this year. Unlike the other funds, Health Care holdings within this Fund significantly outperformed with a 43% return compared to 28% for the index. Our lack of exposure to Energy was also additive as it was the worst performing sector in the index with a -3% return. An overweight to Technology (19% vs. 13%) combined with a 42% return compared to 40% for the index, also added to relative outperformance for the year.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017 (Unaudited)

The Fund lost ground within the slightly overweight Telecomm sector (2% vs 1%) where holdings were up 19% compared to a whopping 88% for the index. While an overweight to Industrials (26% vs. 12%) was a positive, the Fund holdings underperformed with a 23% return, compared to 37% for the benchmark

Investment Management Team

The RHJ Funds

November 14, 2017

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Past performance is not a guarantee of future results. Mutual fund investing involves risk including the possible loss of principal. There are specific risks inherent in small cap investing, such as greater share volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations.

Definition of Comparative Indices

Beta is a measure of the volatility, or systematic risk of a security or a portfolio in comparison to the market as a whole.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small to mid-cap market capitalizations.

Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book and higher forecasted growth values.

Russell Microcap Index is an unmanaged index that consists of the smallest 2,000 securities in the small-cap Russell 2000 Index plus the next 2,000 securities.

Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2017
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James SMID Cap Portfolio†	22.05%	4.07%	10.69%	4.03%	7.11%
Russell 2500 Index	24.68.%	9.58%	14.45%	8.08%	9.93%
Russell 2500 Growth Index	30.07%	10.66%	15.50%	8.56%	10.57%

†	The Rice Hall James SMID Cap Portfolio commenced operations on July 30, 2004.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2017
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Small Cap Portfolio†	14.49%	4.58%	10.63%	6.97%	8.93%
Russell 2000 Index	27.85%	10.12%	14.49%	7.63%	8.77%
Russell 2000 Growth Index	31.00%	10.51%	15.36%	8.16%	7.11%

†	The Rice Hall James Small Cap Portfolio commenced operations on November 1, 1996.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2017 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2017
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Micro Cap Portfolio†	30.68%	11.54%	14.83%	7.14%	11.97%
Russell Microcap Index	29.52%	9.86%	14.57%	6.48%	N/A
Russell Microcap Growth Index	25.96%	7.79%	13.69%	6.00%	N/A

†	The Rice Hall James Micro Cap Portfolio commenced operations on July 1, 1994.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.7%**
	Shares	Value

CONSUMER DISCRETIONARY — 14.3%
Columbia Sportswear	2,392	$149,213
Dave & Buster’s Entertainment*	820	39,524
Deckers Outdoor*	1,249	85,232
Gentex	4,688	90,994
Hasbro	922	85,368
Lions Gate Entertainment, Cl A*	2,699	78,325
LKQ*	2,755	103,836

		632,492

CONSUMER STAPLES — 3.7%
Pinnacle Foods	1,580	85,984
US Foods Holding*	2,926	79,821

		165,805

ENERGY — 3.7%
Core Laboratories	742	74,126
US Silica Holdings	3,027	92,354

		166,480

FINANCIALS — 6.0%
Bank of the Ozarks	1,968	91,748
Umpqua Holdings	4,444	90,924
Zions Bancorporation	1,847	85,812

		268,484

HEALTH CARE — 14.3%
Acadia Healthcare*	2,267	71,093

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — continued
Bio-Techne	849	$111,236
Centene*	701	65,663
Edwards Lifesciences*	759	77,593
Jazz Pharmaceuticals*	542	76,709
Premier, Cl A*	2,661	86,935
STERIS	1,537	143,448

		632,677

INDUSTRIALS — 26.3%
Beacon Roofing Supply*	1,840	101,954
Dover	875	83,554
Dycom Industries*	979	85,986
Healthcare Services Group	2,028	107,261
Hubbell, Cl B	711	89,458
IDEX	614	78,721
KAR Auction Services	2,698	127,696
Kirby*	1,059	75,030
Middleby*	790	91,561
Stericycle*	1,039	73,613
WABCO Holdings*	758	111,858
Xylem	2,068	137,584

		1,164,276

INFORMATION TECHNOLOGY — 26.4%
ARRIS International*	2,795	79,657
CDW	1,069	74,830
Ciena*	4,011	85,314
CSRA	4,109	131,447
Euronet Worldwide*	1,048	101,279
Fabrinet*	2,220	82,540
FLIR Systems	2,317	108,482
IPG Photonics*	596	126,894
j2 Global	1,020	75,623
Microchip Technology	1,007	95,464
Microsemi*	1,677	89,501
Teradyne	2,759	118,333

		1,169,364

TOTAL COMMON STOCK (Cost $3,265,490)		4,199,578

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2017

SHORT-TERM INVESTMENT (A) — 5.0%
	Shares	Value
CASH EQUIVALENT — 5.0%
Dreyfus Treasury Cash Management Fund, Cl A, 0.920% (Cost $221,761)	221,761	$221,761

TOTAL INVESTMENTS — 99.7% (Cost $3,487,251)		$4,421,339

Percentages are based on Net Assets of $4,434,565.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2017.
Cl	Class

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.7%
	Shares	Value
CONSUMER DISCRETIONARY — 10.8%
Dave & Buster’s Entertainment*	8,800	$424,160
Deckers Outdoor*	13,500	921,240
Dorman Products*	5,800	400,838
Five Below*	19,000	1,049,750
Party City Holdco*	65,500	730,325
Shutterfly*	19,800	845,460
Winnebago Industries	17,100	840,465

		5,212,238

CONSUMER STAPLES — 4.4%
Calavo Growers	13,000	958,100
Performance Food Group*	17,100	483,930
Snyder’s-Lance	18,800	707,444

		2,149,474

ENERGY — 3.0%
Oil States International*	31,100	716,855
US Silica Holdings	24,400	744,444

		1,461,299

FINANCIALS — 8.4%
Banner	13,400	768,088
Financial Engines	13,700	494,570
FirstCash	7,800	498,030
Glacier Bancorp	24,800	941,408
Great Western Bancorp	11,399	462,685
UMB Financial	11,800	867,654

		4,032,435

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 16.0%
Acadia Healthcare*	24,900	$780,864
AMN Healthcare Services*	20,400	895,560
Ensign Group	37,800	872,424
Globus Medical, Cl A*	27,400	873,238
HealthSouth	18,600	858,204
Natus Medical*	18,600	788,640
Omnicell*	19,400	966,120
Premier, Cl A*	25,500	833,085
Supernus Pharmaceuticals*	20,500	852,800

		7,720,935

INDUSTRIALS — 24.3%
Air Transport Services Group*	33,000	798,600
Albany International, Cl A	16,900	1,019,915
Axon Enterprise*	31,700	728,149
Beacon Roofing Supply*	17,000	941,970
Dycom Industries*	9,300	816,819
Healthcare Services Group	20,300	1,073,667
Interface, Cl A	42,600	971,280
Knight-Swift Transportation Holdings, Cl A*	14,604	605,336
Mueller Water Products, Cl A	37,600	448,944
On Assignment*	21,600	1,322,352
REV Group	30,300	781,740
SPX FLOW*	21,000	865,830
Tetra Tech	26,900	1,324,825

		11,699,427

INFORMATION TECHNOLOGY — 23.7%
Acxiom*	46,000	1,157,360
Advanced Energy Industries*	8,900	754,008
Blackhawk Network Holdings, Cl A*	9,500	322,525
EPAM Systems*	11,300	1,029,995
Fabrinet*	20,400	758,472
Integrated Device Technology*	39,700	1,233,479
Methode Electronics	18,000	844,200
Pegasystems	18,200	1,061,060
Power Integrations	12,300	988,305
PTC*	16,600	1,103,070

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Silicon Laboratories*	7,600	$721,240
Super Micro Computer*	16,034	319,077
Tower Semiconductor*	33,800	1,117,428

		11,410,219

MATERIALS — 2.1%
Carpenter Technology	20,100	1,000,779

TOTAL COMMON STOCK (Cost $37,815,724)		44,686,806

SHORT-TERM INVESTMENT (A) — 7.1%
CASH EQUIVALENT— 7.1%
Dreyfus Treasury Cash Management Fund, Cl A, 0.920% (Cost $3,419,348)	3,419,348	3,419,348

TOTAL INVESTMENTS — 99.8% (Cost $41,235,072)		$48,106,154

Percentages are based on Net Assets of $48,204,429.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2017.
Cl	Class

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.7%**
	% of Net Assets	Shares	Value

CONSUMER DISCRETIONARY — 16.3%
Cavco Industries*	1.0%	3,400	$533,460
Del Frisco’s Restaurant Group*	1.0	37,000	514,300
Fox Factory Holding*	1.0	12,100	514,855
Lifetime Brands	1.2	31,856	594,114
Lindblad Expeditions Holdings*	1.0	46,700	500,624
Marcus	1.1	20,600	559,290
MarineMax*	1.1	28,700	532,385
MCBC Holdings*	1.7	37,200	850,764
Modine Manufacturing*	1.2	30,100	633,605
Nutrisystem	1.2	12,300	614,385
Unifi*	1.5	20,500	780,025
Universal Electronics*	1.1	9,300	558,000
Other Securities	2.2	—	1,099,305

			8,285,112

CONSUMER STAPLES — 3.4%
Farmer Brothers*	1.2	18,300	621,285
Inter Parfums	1.3	14,100	652,830
Other Securities	0.9	—	430,510

			1,704,625

FINANCIALS — 8.4%
Atlas Financial Holdings*	1.2	30,000	592,500
First Busey	1.5	24,100	749,992
Guaranty Bancorp	1.0	18,447	524,817
Heritage Financial	1.6	27,300	832,650
People’s Utah Bancorp	1.2	18,713	581,974

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	% of Net Assets	Shares	Value
FINANCIALS — continued
Other Securities	1.9%	—	$995,047

			4,276,980

HEALTH CARE — 18.5%
Almost Family*	1.2	13,600	601,800
Cross Country Healthcare*	1.5	56,600	772,590
Exactech*	2.0	23,800	996,030
LeMaitre Vascular	1.2	19,200	614,592
Natus Medical*	1.0	12,100	513,040
NeoGenomics*	1.4	82,400	714,408
Repligen*	1.2	17,000	632,400
Staar Surgical*	1.1	43,200	572,400
Surmodics*	1.6	28,300	841,925
Tactile Systems Technology*	1.3	23,300	668,477
U.S. Physical Therapy	1.5	11,000	747,450
Vocera Communications*	1.3	23,200	654,704
Other Securities	2.2	—	1,090,276

			9,420,092

INDUSTRIALS — 26.1%
AAR	1.8	22,900	890,581
Air Transport Services Group*	1.9	39,500	955,900
Alamo Group	1.7	8,100	854,550
CBIZ*	1.2	35,900	608,505
ESCO Technologies	1.0	8,400	486,780
Exponent	1.5	10,300	760,655
GP Strategies*	1.2	21,500	624,575
InnerWorkings*	1.5	68,077	740,678
Lydall*	1.4	12,800	739,840
Park-Ohio Holdings	1.6	17,000	801,550
Quanex Building Products	1.2	27,700	608,015
SP Plus*	1.5	19,900	771,125
Sterling Construction*	1.5	42,200	753,270
TPI Composites*	1.3	26,700	668,835
TriMas*	1.0	20,100	533,655
Other Securities	4.8	—	2,513,724

			13,312,238

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	% of Net Assets	Shares	Value
INFORMATION TECHNOLOGY — 19.3%
Airgain*	1.0%	55,100	$480,472
Brooks Automation	2.1	30,700	1,055,773
CalAmp*	1.5	35,100	797,823
ePlus*	1.2	6,200	592,720
Fabrinet*	1.3	18,100	672,958
Ichor Holdings*	1.5	24,400	761,036
Kimball Electronics*	1.0	23,400	514,800
Mesa Laboratories	1.0	3,300	526,185
Perficient*	1.5	39,400	766,330
Silicom	1.6	11,400	812,706
Tower Semiconductor*	1.1	17,300	571,938
Virtusa*	1.8	23,400	892,944
WNS Holdings ADR* (A)	1.2	16,350	619,992
Other Securities	1.5	—	760,087

			9,825,764

MATERIALS — 1.2%
Materion	1.2	12,000	616,200

TELECOMMUNICATION SERVICES — 1.5%
Vonage Holdings*	1.5	94,300	766,659

TOTAL COMMON STOCK (Cost $33,281,326)			48,207,670

SHORT-TERM INVESTMENT — 5.1%
Dreyfus Treasury Cash Management Fund, Cl A, 0.920% (Cost $2,601,014)	5.1	2,601,014	2,601,014

TOTAL INVESTMENTS — 99.8% (Cost $35,882,340)			$50,808,684

Percentages are based on Net Assets of $50,919,276.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2017.
ADR	American Depositary Receipt
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2017

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements under U.S. GAAP.

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “Other Securities.” For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the SEC’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	SMID Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Assets:
Investments at Value (Cost $3,487,251, $41,235,072 and $35,882,340, respectively)	$4,421,339	$48,106,154	$50,808,684
Receivable for Investment Securities Sold	13,875	147,784	653,309
Prepaid Expenses	9,075	14,240	13,342
Receivable Due from Investment Adviser	3,093	12,586	—
Dividends Receivable	982	6,312	5,950
Receivable for Capital Shares Sold	30	44,531	15,321

Total Assets	4,448,394	48,331,607	51,496,606

Liabilities:
12b-1 Fees Payable	3,084	—	—
Payable to Administrator	631	6,925	7,307
Payable to Trustees	356	3,952	4,121
Chief Compliance Officer Fees Payable	110	1,226	1,278
Payable to Investment Adviser	—	—	27,240
Payable for Investment Securities Purchased	—	—	363,483
Payable for Capital Shares Redeemed	—	23,991	99,074
Other Accrued Expenses	9,648	91,084	74,827

Total Liabilities	13,829	127,178	577,330

Net Assets	$4,434,565	$48,204,429	$50,919,276

Net Assets Consist of:
Paid-in Capital	$3,509,944	$38,682,744	$30,524,684
Distributions in Excess of Net Investment Income	(7,898)	(144,838)	(200,798)
Accumulated Net Realized Gain (Loss) on Investments	(1,569)	2,795,441	5,669,046
Net Unrealized Appreciation on Investments	934,088	6,871,082	14,926,344

Net Assets	$4,434,565	$48,204,429	$50,919,276

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	4,318,467	1,334,351

Investor Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	204,338	N/A	N/A

Net Asset Value,
Per share* — Institutional Class	N/A	$11.16	$38.16

Net Asset Value,
Per share* — Investor Class	$21.70	N/A	N/A

*	Redemption price per share may be less if the shares are redeemed less than 90 days from the date of purchase. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS

	SMID Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Investment Income
Dividends	$36,751	$281,401	$135,350
Less: Foreign Taxes Withheld	(254)	—	—

Total Income	36,497	281,401	135,350

Expenses
Investment Advisory Fees	39,432	346,404	356,547
Distribution Fees	10,953	—	—
Shareholder Servicing Fees	—	102,268	15,401
Administration Fees	8,068	79,477	87,455
Trustees’ Fees	1,564	15,221	17,035
Chief Compliance Officer Fees	718	4,006	4,466
Transfer Agent Fees	23,438	51,933	99,113
Registration and Filing Fees	16,047	23,239	22,186
Custodian Fees	5,000	5,000	7,127
Printing Fees	4,454	30,480	26,335
Audit Fees	3,681	24,121	27,315
Legal Fees	2,001	20,506	21,877
Other Expenses	945	14,319	15,582

Expenses Before Expense Waiver, Reimbursement and Fees Paid Indirectly	116,301	716,974	700,439

Less:
Waiver of Investment Advisory Fees	(39,432)	(283,074)	(97,026)
Reimbursement of Other Operating Expenses	(33,016)	—	—
Fees Paid Indirectly(1)	(373)	(12,614)	(8,880)

Net Expenses After Expense Waiver, Reimbursement and Fees Paid Indirectly	43,480	421,286	594,533

Net Investment Loss	(6,983)	(139,885)	(459,183)

Net Realized Gain on Investments	280,243	2,955,069	6,520,587
Net Change in Unrealized Appreciation on Investments	586,121	2,819,581	6,678,279

Total Net Realized and Unrealized Gain on Investments	866,364	5,774,650	13,198,866

Net Increase in Net Assets Resulting from Operations	$859,381	$5,634,765	$12,739,683

(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Loss	$(6,983)	$(10,647)
Net Realized Gain (Loss) on Investments	280,243	(173,083)
Net Change in Unrealized Appreciation (Depreciation) on Investments	586,121	(126,388)

Net Increase (Decrease) in Net Assets Resulting in Operations	859,381	(310,118)

Capital Share Transactions:
Issued	119,558	107,916
Redeemed	(607,058)	(274,134)

Net Decrease in Net Assets from Capital Share Transactions	(487,500)	(166,218)

Total Increase (Decrease) in Net Assets	371,881	(476,336)
Net Assets:
Beginning of Year	4,062,684	4,539,020

End of Year	$4,434,565	$4,062,684

Accumulated Net Investment Loss	$(7,898)	$(8,490)

Shares Issued and Redeemed:
Issued	5,639	6,105
Redeemed	(29,805)	(15,061)

Net Decrease in Shares Outstanding from Share Transactions	(24,166)	(8,956)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Loss	$(139,885)	$(156,565)
Net Realized Gain on Investments	2,955,069	1,650,031
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,819,581	(3,807,287)

Net Increase (Decrease) in Net Assets Resulting in Operations	5,634,765	(2,313,821)

Distributions:
Net Realized Gain	(1,695,598)	(9,784,754)

Total Distributions	(1,695,598)	(9,784,754)

Capital Share Transactions:
Issued	15,786,435	9,277,751
Reinvestment of Distributions	1,677,376	9,613,256
Redeemed	(14,623,169)	(13,582,646)

Net Increase in Net Assets from Capital Share Transactions	2,840,642	5,308,361

Total Increase (Decrease) in Net Assets	6,779,809	(6,790,214)
Net Assets:
Beginning of Year	41,424,620	48,214,834

End of Year	$48,204,429	$41,424,620

Accumulated Net Investment Loss	$(144,838)	$(156,565)

Shares Issued and Redeemed:
Issued	1,437,739	886,880
Reinvestment of Distributions	159,598	937,879
Redeemed	(1,356,395)	(1,289,354)

Net Increase in Shares Outstanding from Share Transactions	240,942	535,405

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Loss	$(459,183)	$(168,038)
Net Realized Gain on Investments	6,520,587	1,115,548
Net Change in Unrealized Appreciation on Investments	6,678,279	1,812,392

Net Increase in Net Assets Resulting in Operations	12,739,683	2,759,902

Capital Share Transactions:
Issued	3,200,962	4,264,054
Redemption Fees(1)	2,264	—
Redeemed	(9,911,395)	(5,629,510)

Net Decrease in Net Assets from Capital Share Transactions	(6,708,169)	(1,365,456)

Total Increase in Net Assets	6,031,514	1,394,446
Net Assets:
Beginning of Year	44,887,762	43,493,316

End of Year	$50,919,276	$44,887,762

Accumulated Net Investment Loss	$(200,798)	$(83,857)

Shares Issued and Redeemed:
Issued	94,201	162,783
Redeemed	(296,858)	(205,368)

Net Decrease in Shares Outstanding from Share Transactions	(202,657)	(42,585)

Amounts designated as “—” are either $0 or have been rounded to $0.

(1)	See Note 2 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per-Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$17.78	$19.11	$19.25		$17.87	$13.18

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.03)	(0.05)	(0.05)		(0.09)	(0.07)
Net Realized and Unrealized Gain (Loss)	3.95	(1.28)	(0.09	)(2)	1.47	4.89

Total from Investment Operations	3.92	(1.33)	(0.14)		1.38	4.82

Dividends and Distributions:
Net Investment Loss	—	—	—		—	(0.13)

Total Dividends and Distributions	—	—	—		—	(0.13)

Net Asset Value, End of Year	$21.70	$17.78	$19.11		$19.25	$17.87

Total Return†	22.05%	(6.96)%	(0.73)%		7.72%	36.86%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,435	$4,063	$4,539		$5,076	$5,305
Ratio of Net Expenses to Average Net Assets(3)	1.00%	1.14%	1.40%		1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.65%	2.84%	2.88%		2.71%	2.37%
Ratio of Net Investment Loss to Average Net Assets	(0.16)%	(0.25)%	(0.26)%		(0.46)%	(0.46)%
Portfolio Turnover Rate	38%	49%	51%		50%	44%

(1)	Per share calculations were performed using average shares for the year.
(2)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 1 basis point (bps), 1 bps, 1 bps, 2 bps, and 4 bps, respectively.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per-Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.16	$13.61	$17.40	$17.88	$13.23

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.03)	(0.04)	(0.06)	(0.06)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.48	(0.64)	0.83	1.23	4.73

Total from Investment Operations	1.45	(0.68)	0.77	1.17	4.65

Distributions from:
Net Realized Gain	(0.45)	(2.77)	(4.56)	(1.65)	—

Total Distributions	(0.45)	(2.77)	(4.56)	(1.65)	—

Net Asset Value, End of Year	$11.16	$10.16	$13.61	$17.40	$17.88

Total Return†	14.49%	(5.18)%	5.35%	7.21%	35.15%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$48,204	$41,425	$48,215	$73,780	$96,542
Ratio of Net Expenses to Average Net Assets(2)	0.97%	1.07%	1.19%	1.22%	1.41%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.66%	1.56%	1.67%	1.51%	1.51%
Ratio of Net Investment Loss to Average Net Assets	(0.32)%	(0.35)%	(0.42)%	(0.38)%	(0.54)%
Portfolio Turnover Rate	84%	54%	47%	46%	49%

(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 3 basis points (bps), 2 bps, 6 bps, 3 bps and 3 bps, respectively.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the period.

Amounts designated as “—” are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per-Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$29.20	$27.53	$27.50	$26.59	$19.11

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.33)	(0.11)	(0.33)	(0.27)	(0.24)
Net Realized and Unrealized Gain	9.29	1.78	0.36	1.17	7.72

Total from Investment Operations	8.96	1.67	0.03	0.90	7.48

Redemption Fees	— (3)	— (3)	— (3)	0.01	— (3)

Net Asset Value, End of Year	$38.16	$29.20	$27.53	$27.50	$26.59

Total Return†	30.68%‡	6.07%	0.11%‡	3.42%	39.14%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$50,919	$44,888	$43,493	$39,078	$40,109
Ratio of Net Expenses to Average Net Assets(2)	1.25%	1.36%	1.60%	1.53%	1.51%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.47%	1.55%	1.71%	1.54%	1.55%
Ratio of Net Investment Loss to Average Net Assets	(0.97)%	(0.40)%	(1.14)%	(0.99)%	(1.07)%
Portfolio Turnover Rate	48%	62%	71%	57%	98%

(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 3 basis points (bps), 1 bps, 1 bps, 4 bps and 7 bps, respectively.
(3)	Value is less than $0.01 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the period.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the Rice Hall James SMID Cap Portfolio (“SMID Cap Portfolio”), Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”), and Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the SMID Cap Portfolio is maximum capital appreciation. The SMID Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small-and-mid-cap companies with market capitalizations that, at the time of initial purchase, fall within the range of the companies in the Russell 2500 Index at reconstitution each June. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations that, at the time of initial purchase, fall within the range of the companies in the Russell 2000 Index at reconstitution each June. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies that, at the time of initial purchase, fall within the range of companies in the Russell Microcap Index at reconstitution each June. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, there were no securities valued in accordance with the fair value procedures.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session of the exchange on which the security is principally traded.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, there were no Level 3 securities.

For the year October 31, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” (i.e., a greater than 50% probability) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable),

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2017, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $2,264 and $0, for the years ended October 31, 2017 and October 31, 2016, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Commission Recapture, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2017, the SMID Cap Portfolio, Small Cap Portfolio and Micro Cap Portfolio paid $8,068, $ 79,477 and $87,455, respectively, for these services.

The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the SMID Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the SMID Cap Portfolio’s average daily net assets attributable to Investor Class shares from this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”). The fee represents compensation for services and reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or for the provision of shareholder services with respect to shares.

The Funds direct, via a network of executing brokers, certain fund trades to the Distributor, who pays a portion of the Funds’ expenses. Under this arrangement, the SMID Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio had expenses reduced by $320, $11,866 and $8,514, respectively, savings that were used to pay administrative expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend-disbursing agent for the Funds under a transfer agency agreement with the Trust.

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OCTOBER 31, 2017

The Funds may earn cash management credits that can be used to offset transfer agent expenses. During the year ended October 31, 2017, the SMID Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $53, $748 and $366, respectively, which were used to offset transfer agent expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations. MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the SMID Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund’s average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund’s average daily net assets, respectively. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2018. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement, or any prior contractual agreement, was in place.

RHJ Fund	Contractual Expense Limitation
SMID Cap Portfolio	1.00%
Small Cap Portfolio	1.00%
Micro Cap Portfolio	1.25%

As of October 31, 2017, the Adviser may seek as reimbursement of previously waived fees for the Funds as follows:

RHJ Fund	Expiring 2018	Expiring 2019	Expiring 2020	Total
SMID Cap Portfolio	$77,634	$71,956	$72,448	$222,038
Small Cap Portfolio	226,020	212,011	283,074	721,105
Micro Cap Portfolio	—	75,076	97,026	172,102

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OCTOBER 31, 2017

6.	Investment Transactions:

For the year ended October 31, 2017, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

RHJ Fund	Purchases	Sales
SMID Cap Portfolio	$1,612,999	$2,254,697
Small Cap Portfolio	35,210,279	36,693,684
Micro Cap Portfolio	21,715,172	30,786,730

There were no purchases or sales of long-term U.S. Government Securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period in which the differences arise.

Permanent book and tax basis differences are primarily attributable to net operating losses and expiring capital loss carryforwards which have been classified to (from) the following for the year ended October 31, 2017:

RHJ Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
SMID Cap Portfolio	$7,575	$1,850,411	$(1,857,986)
Small Cap Portfolio	151,612	–	(151,612)
Micro Cap Portfolio	342,242	(342,242)	–

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Portfolio
2017	$—	$1,695,598	$1,695,598
2016	$1,199,074	$8,585,680	$9,784,754

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

There were no distributions declared during the last two years ended October 31 in the SMID Cap Portfolio and Micro Cap Portfolio.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

RHJ Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Late-Year Loss Deferral	Unrealized Appreciation	Total Distributable Earnings
SMID Cap Portfolio	$—	$—	$—	$(7,901)	$932,522	$924,621
Small Cap Portfolio	—	2,870,662	—	(144,839)	6,795,862	9,521,685
Micro Cap Portfolio	—	5,688,735	—	(200,798)	14,906,655	20,394,592

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017. For the tax year ended October 31, 2017, the SMID Cap Portfolio, Small Cap Portfolio, and Micro Cap Portfolio elected to treat the qualified ordinary late year losses of $7,901, $144,839, and $200,798 respectively, as arising in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains. The Fund utilized capital loss carryforwards of $278,046 and $486,383 for the SMID and Micro Cap Funds, respectively, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2017, were as follows:

RHJ Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
SMID Cap Portfolio	$3,488,817	$1,001,565	$(69,043)	$932,522
Small Cap Portfolio	41,310,292	8,208,634	(1,412,772)	6,795,862
Micro Cap Portfolio	35,902,029	15,476,854	(570,199)	14,906,655

The preceding differences between book and tax cost are primarily due to wash sales.

8.	Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Fund is subject to equity risk, or the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and accordingly the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic 5 trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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OCTOBER 31, 2017

Small-Capitalization Company Risk — The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events as compared to larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have comparatively limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Growth Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes can potentially offer above-average rates of earnings growth and that therefore may experience stock price increases that exceed the increases observed in the benchmark or in the stock’s peer universe. Over time and in different market environments, growth-style investing may fall in or out of favor, and in the latter case, the Fund may underperform other equity funds that rely on different investing styles or pursue different objectives.

9.	Other:

At October 31, 2017, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, (shareholder segments comprised of omnibus accounts that were held on behalf of individual shareholders), each owning 10% or greater of the aggregate shares outstanding, was as follows:

RHJ Fund	No. of Shareholders	% Ownership
SMID Cap Portfolio	3	72%
Small Cap Portfolio	1	20%
Micro Cap Portfolio	1	40%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, remote, based on experience, the risk of loss from such claims is considered remote.

10.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

financial statements and related disclosures or impact the Funds’ net assets or results of operations.

11.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments to the financial statements were required.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and the Shareholders of

Rice Hall James SMID Cap Portfolio,

Rice Hall James Small Cap Portfolio, and

Rice Hall James Micro Cap Portfolio

We have audited the accompanying statements of assets and liabilities of Rice Hall James SMID Cap Portfolio, Rice Hall James Small Cap Portfolio, and Rice Hall James Micro Cap Portfolio (the “Funds”), each a series of shares of beneficial interest in The Advisors’ Inner Circle Fund, including the schedules of investments for Rice Hall James SMID Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments for Rice Hall James Micro Cap Portfolio, as of October 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 2015 were audited by other auditors whose report, dated December 24, 2015, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rice Hall James SMID Cap Portfolio, Rice Hall James Small Cap Portfolio, and Rice Hall James Micro Cap Portfolio as of October 31, 2017, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 20, 2017

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you hold an investment that is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (May 1, 2017 through October 31, 2017).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses, after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — and does NOT represent your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
SMID Cap Portfolio	$1,000.00	$1,042.80	0.99%	$5.10
Small Cap Portfolio	$1,000.00	1,028.60	0.97	4.96
Micro Cap Portfolio	$1,000.00	1,107.70	1.25	6.64
Hypothetical 5% Return
SMID Cap Portfolio	$1,000.00	$1,020.21	0.99%	$5.04
Small Cap Portfolio	1,000.00	1,020.32	0.97	4.94
Micro Cap Portfolio	1,000.00	1,018.90	1.25	6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period shown).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED
TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
TRUSTEES[3]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

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OCTOBER 31, 2017

Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

3	Denotes Trustees who may be deemed to be ‘‘interested’’ persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT
TRUSTEES[2] (continued)
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments Since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment s companies under the 1940 Act.

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OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments Since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

BOARD CONSIDERATIONS IN RE-APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 24, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser. The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale. In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions*	Ordinary Income Distributions*	Total Distributions*	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income (2)	Interest Related Dividend(3)	Short-Term Capital Gain Dividend(4)
SMID Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Small Cap Portfolio.	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Micro Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

*	Percentages are calculated over taxable distributions.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

The Rice Hall James Funds

P.O. Box 219009

Kansas City, MO 64121

866-474-5669

www.rhjfunds.com

Adviser:

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, CA 92101

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

RHJ-AR-001-1600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

OCTOBER 31, 2017

	Shares	Value
COMMON STOCK — 94.7%**

CONSUMER DISCRETIONARY — 16.3%
Capella Education	2,800	$228,060
Cavco Industries*	3,400	533,460
Del Frisco’s Restaurant Group*	37,000	514,300
Del Taco Restaurants*	33,800	428,922
Fox Factory Holding*	12,100	514,855
Lifetime Brands	31,856	594,114
Lindblad Expeditions Holdings*	46,700	500,624
Marcus	20,600	559,290
MarineMax*	28,700	532,385
MCBC Holdings*	37,200	850,764
Modine Manufacturing*	30,100	633,605
Motorcar Parts of America*	15,300	442,323
Nutrisystem	12,300	614,385
Unifi*	20,500	780,025
Universal Electronics*	9,300	558,000

		8,285,112

CONSUMER STAPLES — 3.4%
Farmer Brothers*	18,300	621,285
Hostess Brands, Cl A*	28,100	323,993
Inter Parfums	14,100	652,830
Landec*	8,039	106,517

		1,704,625

FINANCIALS — 8.4%
Atlas Financial Holdings*	30,000	592,500
Carolina Financial	7,000	257,950
First Busey	24,100	749,992
Guaranty Bancorp	18,447	524,817
Guaranty Bancshares	9,270	265,864
Heritage Financial	27,300	832,650
People’s Utah Bancorp	18,713	581,974
State Bank Financial	16,300	471,233

		4,276,980

HEALTH CARE — 18.5%
Almost Family*	13,600	601,800
Cambrex*	9,000	389,250
Cross Country Healthcare*	56,600	772,590
Cutera*	6,400	251,520
Exactech*	23,800	996,030
LeMaitre Vascular	19,200	614,592
MiMedx Group*	35,450	449,506
Natus Medical*	12,100	513,040
NeoGenomics*	82,400	714,408
Repligen*	17,000	632,400
Staar Surgical*	43,200	572,400
Surmodics*	28,300	841,925

	Shares	Value
COMMON STOCK — continued

HEALTH CARE — continued
Tactile Systems Technology*	23,300	$668,477
U.S. Physical Therapy	11,000	747,450
Vocera Communications*	23,200	654,704

		9,420,092

INDUSTRIALS — 26.1%
AAR	22,900	890,581
Air Transport Services Group*	39,500	955,900
Alamo Group	8,100	854,550
Apogee Enterprises	9,900	472,527
CBIZ*	35,900	608,505
CRA International	10,700	452,182
DMC Global	14,054	305,674
ESCO Technologies	8,400	486,780
Exponent	10,300	760,655
GP Strategies*	21,500	624,575
InnerWorkings*	68,077	740,678
Kornit Digital*	23,500	365,425
Lydall*	12,800	739,840
MYR Group*	13,800	440,082
Park-Ohio Holdings	17,000	801,550
Quanex Building Products	27,700	608,015
RPX	36,700	477,834
SP Plus*	19,900	771,125
Sterling Construction*	42,200	753,270
TPI Composites*	26,700	668,835
TriMas*	20,100	533,655

		13,312,238

INFORMATION TECHNOLOGY — 19.3%
Airgain*	55,100	480,472
Brooks Automation	30,700	1,055,773
CalAmp*	35,100	797,823
ePlus*	6,200	592,720
Fabrinet*	18,100	672,958
Ichor Holdings*	24,400	761,036
Impinj*	12,800	436,992
Kimball Electronics*	23,400	514,800
Mesa Laboratories	3,300	526,185
Perficient*	39,400	766,330
Silicom	11,400	812,706
Tower Semiconductor*	17,300	571,938
Veeco Instruments*	17,900	323,095
Virtusa*	23,400	892,944
WNS Holdings ADR*	16,350	619,992

		9,825,764

MATERIALS — 1.2%
Materion	12,000	616,200

SCHEDULE OF INVESTMENTS

THE ADVISORS’ INNER CIRCLE FUND (continued)	RHJ MICRO CAP PORTFOLIO

OCTOBER 31, 2017

	Shares	Value
COMMON STOCK — continued

TELECOMMUNICATION SERVICES — 1.5%
Vonage Holdings*	94,300	$766,659

TOTAL COMMON STOCK (Cost $33,281,326)		48,207,670

SHORT-TERM INVESTMENT (A) — 5.1%

CASH EQUIVALENT
Dreyfus Treasury Cash Management Fund, Cl A 0.920%
(Cost $2,601,014)	2,601,014	2,601,014

TOTAL INVESTMENTS — 99.8% (Cost $35,882,340)		$50,808,684

Percentages are based on Net Assets of $50,919,276.

*	Non-income producing security.

**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A)	The rate reported is the 7-day effective yield as of October 31, 2017.

ADR — American Depositary Receipt

Cl — Class

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and the Shareholders of

Rice Hall James Micro Cap Portfolio:

We have audited the accompanying schedule of investments of Rice Hall James Micro Cap Portfolio, a series of shares of beneficial interest in The Advisors” Inner Circle Fund (“the Fund”) as of October 31, 2017 (included in Item 6 of this Form N-CSR). The schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the schedule of investments referred to above presents fairly, in all material respects, the investments in securities of Rice Hall James Micro Cap Portfolio as of October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 20, 2017

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.